Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

THIRD QUARTER 2010

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

November 3, 2010

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Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

ii

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

This Quarterly Financial Supplement reflects the following for all periods presented herein:

Effective for the third quarter 2010, the company has amended its definition of adjusted operating income as it relates to living benefit guarantees accounted for as embedded derivatives, and related hedging activities, associated primarily with variable annuity products. Prior to this amendment, adjusted operating income included the mark-to-market adjustments on the embedded derivatives, including a market-related measure of the company’s non-performance risk, and from associated derivative portfolios that are part of a hedging program related to the risks of those products, and the related amortization of deferred policy acquisition and other costs, as well as mark-to-market of derivatives under a capital hedge program intended to protect the company’s statutory capital under stress scenarios involving severe equity market declines. Under the amended definition, adjusted operating income excludes the mark-to-market adjustments on the embedded derivatives inclusive of the market-related measure of the company’s non-performance risk, related hedging activities, and the mark-to-market of derivatives under the capital hedge program. The company views adjusted operating income under the amended definition as a more meaningful presentation of its results for purposes of analyzing the operating performance of its business segments, as the amended definition presents results on a basis more consistent with the economics of the businesses. Accounting for these products and hedging activities under GAAP has not changed. Adjusted operating income results for earlier periods have been revised to conform to the amended definition.

Supplementary Assets Under Management and Administration information for the Asset Management Segment reported herein reflect certain reclassifications to conform to current reporting practices.

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Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2009		2010
2010	2009	Change		3Q	4Q	1Q	2Q	3Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
1,481	983	51%	U.S. Retirement Solutions and Investment Management Division	461	323	496	130	855
515	683	-25%	U.S. Individual Life and Group Insurance Division	307	210	144	120	251
1,505	1,415	6%	International Insurance and Investments Division	507	455	496	478	531
(640)	(575)	-11%	Corporate and other operations	(203)	(220)	(205)	(175)	(260)

2,861	2,506	14%	Total pre-tax adjusted operating income	1,072	768	931	553	1,377
754	615	23%	Income taxes, applicable to adjusted operating income	247	211	247	132	375

2,107	1,891	11%	Financial Services Businesses after-tax adjusted operating income	825	557	684	421	1,002

			Reconciling items:
840	(1,662)	151%	Realized investment gains (losses), net, and related charges and adjustments	(377)	(49)	(63)	625	278
719	1,525	-53%	Investment gains on trading account assets supporting insurance liabilities, net	694	76	252	79	388
(831)	(850)	2%	Change in experience-rated contractholder liabilities due to asset value changes	(458)	(49)	(320)	(144)	(367)
(46)	(31)	-48%	Divested businesses	25	2,162	(7)	(7)	(32)
(36)	(75)	52%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(92)	(2,289)	(36)	18	(18)

646	(1,093)	159%	Total reconciling items, before income taxes	(208)	(149)	(174)	571	249
291	(725)	140%	Income taxes, not applicable to adjusted operating income	(392)	38	8	176	107

355	(368)	196%	Total reconciling items, after income taxes	184	(187)	(182)	395	142

2,462	1,523	62%	Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	1,009	370	502	816	1,144
34	74	-54%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	81	1,483	36	(18)	16

2,496	1,597	56%	Income from continuing operations attributable to Prudential Financial, Inc.	1,090	1,853	538	798	1,160
(1)	(44)	98%	Earnings attributable to noncontrolling interests	(50)	10	(26)	27	(2)

2,495	1,553	61%	Income from continuing operations (after-tax) of Financial Services Businesses	1,040	1,863	512	825	1,158
5	26	-81%	Income (loss) from discontinued operations, net of taxes	—	(65)	(2)	—	7

2,500	1,579	58%	Net income of Financial Services Businesses	1,040	1,798	510	825	1,165
(1)	(44)	98%	Less: Income (loss) attributable to noncontrolling interests	(50)	10	(26)	27	(2)

2,501	1,623	54%	Net income of Financial Services Businesses attributable to Prudential Financial, Inc.	1,090	1,788	536	798	1,167

10.68%	11.86%		Operating Return on Average Equity (based on adjusted operating income)	14.44%	9.18%	10.81%	6.54%	14.63%

			Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
2,501	1,623		Net income of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	1,090	1,788	536	798	1,167
517	(364)		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	(8)	77	161	279	77

3,018	1,259		Consolidated net income attributable to Prudential Financial, Inc.	1,082	1,865	697	1,077	1,244

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2009		2010
2010	2009		3Q	4Q	1Q	2Q	3Q

		Earnings per share of Common Stock (diluted):
4.49	4.32	Financial Services Businesses after-tax adjusted operating income	1.78	1.20	1.46	0.91	2.12

		Reconciling items:
1.78	(3.77)	Realized investment gains (losses), net, and related charges and adjustments	(0.81)	(0.10)	(0.13)	1.32	0.59
1.52	3.46	Investment gains on trading account assets supporting insurance liabilities, net	1.49	0.16	0.53	0.17	0.82
(1.76)	(1.93)	Change in experience-rated contractholder liabilities due to asset value changes	(0.99)	(0.10)	(0.68)	(0.30)	(0.78)
(0.10)	(0.07)	Divested businesses	0.05	4.60	(0.01)	(0.01)	(0.07)
(0.01)	0.01	Difference in earnings allocated to participating unvested share-based payment awards	—	(0.03)	—	(0.01)	—

1.43	(2.30)	Total reconciling items, before income taxes	(0.26)	4.53	(0.29)	1.17	0.56
0.62	(1.64)	Income taxes, not applicable to adjusted operating income	(0.83)	1.81	0.01	0.38	0.23

0.81	(0.66)	Total reconciling items, after income taxes	0.57	2.72	(0.30)	0.79	0.33

5.30	3.66	Income from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	2.35	3.92	1.16	1.70	2.45
0.01	0.06	Income (loss) from discontinued operations, net of taxes	—	(0.14)	(0.01)	—	0.01

5.31	3.72	Net income of Financial Services Businesses attributable to Prudential Financial, Inc.	2.35	3.78	1.15	1.70	2.46

464.0	438.8	Weighted average number of outstanding Common shares (basic)	461.2	461.8	463.0	464.3	464.8

472.7	440.6	Weighted average number of outstanding Common shares (diluted)	464.6	470.3	471.5	473.3	473.2

29	34	Direct equity adjustments for earnings per share calculation	12	9	10	10	9

13	—	Earnings related to interest, net of tax, on exchangeable surplus notes	1	4	4	5	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
27	21	Financial Services Businesses after-tax adjusted operating income	9	7	8	6	13
32	18	Income from continuing operations (after-tax) of Financial Services Businesses	12	21	7	10	15

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2009		2010
2010	2009		3Q	4Q	1Q	2Q	3Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	2,182	3,122	3,066	2,219	2,572
		Long-term debt	19,491	17,769	18,373	19,130	19,068
		Junior Subordinated Long-Term Debt	1,518	1,518	1,518	1,519	1,519

		Attributed Equity:
		Including accumulated other comprehensive income	23,239	24,154	25,721	28,233	32,007
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	23,919	25,399	25,961	26,758	28,507
		Excluding total accumulated other comprehensive income	23,338	24,728	25,318	26,193	27,418

		Total Capitalization:
		Including accumulated other comprehensive income	44,248	43,441	45,612	48,882	52,594
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	44,928	44,686	45,852	47,407	49,094
		Excluding total accumulated other comprehensive income	44,347	44,015	45,209	46,842	48,005

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	49.71	51.52	54.63	59.94	67.81
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	51.16	54.18	55.14	56.81	60.40
		Excluding total accumulated other comprehensive income	49.92	52.75	53.78	55.61	58.09

		Number of diluted shares at end of period (2)	467.5	468.8	470.8	471.0	472.0

		Common Stock Price Range (based on closing price):
65.82	54.63	High	54.63	52.82	60.50	65.82	59.54
47.02	11.29	Low	33.28	44.64	47.02	53.66	49.65
54.18	49.91	Close	49.91	49.76	60.50	53.66	54.18

		Common Stock market capitalization (1)	23,024	22,995	28,048	24,923	25,191

(1)	As of end of period.
(2)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the anti-dilutive impact of conversion at $98.78 per share.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

OPERATIONS HIGHLIGHTS

Year-to-date			2009		2010
2010	2009		3Q	4Q	1Q	2Q	3Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	179.9	188.4	193.3	203.5	222.1
		Retail customers	79.1	84.4	89.0	84.2	92.7
		General account	184.9	184.0	189.8	196.6	203.3

		Total Investment Management and Advisory Services	443.9	456.8	472.1	484.3	518.1
		Non-proprietary assets under management	109.4	122.3	126.8	118.3	136.2

		Total managed by U.S. Retirement Solutions and Investment Management Division	553.3	579.1	598.9	602.6	654.3
		Managed by U.S. Individual Life and Group Insurance Division	12.1	12.4	13.1	13.2	13.0
		Managed by International Insurance and Investments Division	75.5	75.8	81.3	74.0	82.8

		Total assets under management	640.9	667.3	693.3	689.8	750.1
		Client assets under administration	116.3	119.5	99.9	90.3	100.8

		Total assets under management and administration	757.2	786.8	793.2	780.1	850.9

		Assets managed or administered for customers outside of the United States at end of period	127.0	130.0	137.6	129.3	147.6

		Distribution Representatives (1):
		Prudential Agents	2,453	2,447	2,499	2,480	2,478
		International Life Planners	6,484	6,609	6,649	6,605	6,608
		Gibraltar Life Advisors	6,060	6,398	5,971	6,101	5,913

48	49	Prudential Agent productivity ($ thousands)	58	56	43	52	49

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		%		2009		2010
2010	2009	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
11,308	9,942	14%	Premiums	3,361	3,352	3,531	3,808	3,969
2,551	2,193	16%	Policy charges and fee income	693	840	860	888	803
6,388	6,158	4%	Net investment income	2,051	2,055	2,075	2,111	2,202
2,603	1,899	37%	Asset management fees, commissions and other income	693	747	770	931	902

22,850	20,192	13%	Total revenues	6,798	6,994	7,236	7,738	7,876

			Benefits and Expenses (1):
11,187	9,507	18%	Insurance and annuity benefits	3,115	3,202	3,431	4,000	3,756
2,541	2,523	1%	Interest credited to policyholders’ account balances	850	853	846	875	820
776	714	9%	Interest expense	229	241	251	258	267
(2,243)	(2,001)	-12%	Deferral of acquisition costs	(782)	(768)	(717)	(746)	(780)
990	872	14%	Amortization of acquisition costs	163	394	352	539	99
6,738	6,071	11%	General and administrative expenses	2,151	2,304	2,142	2,259	2,337

19,989	17,686	13%	Total benefits and expenses	5,726	6,226	6,305	7,185	6,499

2,861	2,506	14%	Adjusted operating income before income taxes	1,072	768	931	553	1,377

			Reconciling items:
1,481	(1,101)	235%	Realized investment gains (losses), net, and related adjustments	(406)	(118)	64	1,257	160
(641)	(561)	-14%	Related charges	29	69	(127)	(632)	118

840	(1,662)	151%	Total realized investment gains (losses), net, and related charges and adjustments	(377)	(49)	(63)	625	278

719	1,525	-53%	Investment gains on trading account assets supporting insurance liabilities, net	694	76	252	79	388
(831)	(850)	2%	Change in experience-rated contractholder liabilities due to asset value changes	(458)	(49)	(320)	(144)	(367)
(46)	(31)	-48%	Divested businesses	25	2,162	(7)	(7)	(32)
(36)	(75)	52%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(92)	(2,289)	(36)	18	(18)

646	(1,093)	159%	Total reconciling items, before income taxes	(208)	(149)	(174)	571	249

3,507	1,413	148%	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	864	619	757	1,124	1,626
1,045	(110)	1050%	Income tax expense (benefit)	(145)	249	255	308	482

2,462	1,523	62%	Income from continuing operations before equity in earnings of operating joint ventures	1,009	370	502	816	1,144

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	9/30/2009	12/31/2009	3/31/2010	6/30/2010	9/30/2010

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $127,490; $131,727; $134,359; $134,883; $141,794)	128,459	132,694	136,792	140,610	151,227
Fixed maturities, held to maturity, at amortized cost (fair value $5,199; $5,197; $5,081; $5,209; $5,522)	5,141	5,120	5,016	5,023	5,233
Trading account assets supporting insurance liabilities, at fair value	15,848	16,020	16,683	16,733	17,750
Other trading account assets, at fair value	3,656	2,866	3,222	5,358	5,512
Equity securities, available for sale, at fair value (cost $3,390; $3,459; $3,367; $3,340; $3,547)	3,747	3,810	3,824	3,747	4,021
Commercial mortgage and other loans	23,616	23,021	22,557	23,097	23,466
Policy loans	4,634	4,728	4,825	4,915	5,147
Other long-term investments	4,296	4,359	4,340	4,321	4,572
Short-term investments	6,078	5,487	5,826	5,673	4,646

Total investments	195,475	198,105	203,085	209,477	221,574
Cash and cash equivalents	10,524	12,451	8,996	10,751	11,019
Accrued investment income	1,613	1,668	1,657	1,682	1,721
Deferred policy acquisition costs	13,313	13,751	13,962	13,432	14,291
Other assets	19,964	15,222	15,597	14,784	15,155
Separate account assets	168,128	174,074	182,621	179,260	194,463

Total assets	409,017	415,271	425,918	429,386	458,223

Liabilities:
Future policy benefits	72,774	73,931	74,103	76,982	82,063
Policyholders’ account balances	95,766	96,078	96,082	97,033	99,753
Securities sold under agreements to repurchase	3,650	2,985	2,969	2,683	2,628
Cash collateral for loaned securities	2,573	2,323	2,380	1,866	1,831
Income taxes	3,935	4,665	4,563	5,747	7,438
Senior short-term debt	2,182	3,122	3,066	2,219	2,572
Senior long-term debt	19,491	17,769	18,373	19,130	19,068
Junior subordinated long-term debt	1,518	1,518	1,518	1,519	1,519
Other liabilities	15,212	14,118	14,016	14,169	14,359
Separate account liabilities	168,128	174,074	182,621	179,260	194,463

Total liabilities	385,229	390,583	399,691	400,608	425,694

Attributed Equity:
Accumulated other comprehensive income (loss)	(99)	(574)	403	2,040	4,589
Other attributed equity	23,338	24,728	25,318	26,193	27,418

Total attributed equity	23,239	24,154	25,721	28,233	32,007

Noncontrolling Interest	549	534	506	545	522

Total Equity	23,788	24,688	26,227	28,778	32,529

Total liabilities and equity	409,017	415,271	425,918	429,386	458,223

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended September 30, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	3,969	400	1,320	2,253	(4)
Policy charges and fee income	803	415	300	107	(19)
Net investment income	2,202	1,066	399	640	97
Asset management fees, commissions and other income	902	795	85	92	(70)

Total revenues	7,876	2,676	2,104	3,092	4

Benefits and Expenses (1):
Insurance and annuity benefits	3,756	507	1,428	1,801	20
Interest credited to policyholders’ account balances	820	558	130	148	(16)
Interest expense	267	24	45	1	197
Deferral of acquisition costs	(780)	(325)	(110)	(357)	12
Amortization of acquisition costs	99	(52)	(61)	215	(3)
General and administrative expenses	2,337	1,109	421	753	54

Total benefits and expenses	6,499	1,821	1,853	2,561	264

Adjusted operating income (loss) before income taxes	1,377	855	251	531	(260)

	Quarter Ended September 30, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	3,361	118	1,226	2,015	2
Policy charges and fee income	693	313	297	90	(7)
Net investment income	2,051	1,064	361	563	63
Asset management fees, commissions and other income	693	549	128	74	(58)

Total revenues	6,798	2,044	2,012	2,742	—

Benefits and Expenses (1):
Insurance and annuity benefits	3,115	210	1,326	1,572	7
Interest credited to policyholders’ account balances	850	623	126	123	(22)
Interest expense	229	14	42	1	172
Deferral of acquisition costs	(782)	(347)	(143)	(302)	10
Amortization of acquisition costs	163	86	(98)	175	—
General and administrative expenses	2,151	997	452	666	36

Total benefits and expenses	5,726	1,583	1,705	2,235	203

Adjusted operating income (loss) before income taxes	1,072	461	307	507	(203)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Nine Months Ended September 30, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	11,308	937	3,682	6,702	(13)
Policy charges and fee income	2,551	1,206	1,081	298	(34)
Net investment income	6,388	3,161	1,163	1,801	263
Asset management fees, commissions and other income	2,603	2,271	243	304	(215)

Total revenues	22,850	7,575	6,169	9,105	1

Benefits and Expenses (1):
Insurance and annuity benefits	11,187	1,681	4,059	5,386	61
Interest credited to policyholders’ account balances	2,541	1,806	380	412	(57)
Interest expense	776	69	117	2	588
Deferral of acquisition costs	(2,243)	(917)	(337)	(1,023)	34
Amortization of acquisition costs	990	219	155	643	(27)
General and administrative expenses	6,738	3,236	1,280	2,180	42

Total benefits and expenses	19,989	6,094	5,654	7,600	641

Adjusted operating income (loss) before income taxes	2,861	1,481	515	1,505	(640)

	Nine Months Ended September 30, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	9,942	554	3,572	5,825	(9)
Policy charges and fee income	2,193	831	1,102	280	(20)
Net investment income	6,158	3,324	1,064	1,598	172
Asset management fees, commissions and other income	1,899	1,530	293	260	(184)

Total revenues	20,192	6,239	6,031	7,963	(41)

Benefits and Expenses (1):
Insurance and annuity benefits	9,507	1,109	3,824	4,538	36
Interest credited to policyholders’ account balances	2,523	1,907	364	352	(100)
Interest expense	714	55	140	3	516
Deferral of acquisition costs	(2,001)	(713)	(404)	(910)	26
Amortization of acquisition costs	872	178	112	591	(9)
General and administrative expenses	6,071	2,720	1,312	1,974	65

Total benefits and expenses	17,686	5,256	5,348	6,548	534

Adjusted operating income (loss) before income taxes	2,506	983	683	1,415	(575)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of September 30, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	221,574	92,707	32,092	89,406	7,369
Deferred policy acquisition costs	14,291	2,866	4,519	7,054	(148)
Other assets	27,895	7,832	3,007	9,498	7,558
Separate account assets	194,463	160,590	35,311	627	(2,065)

Total assets	458,223	263,995	74,929	106,585	12,714

Liabilities:
Future policy benefits	82,063	18,046	9,677	53,925	415
Policyholders’ account balances	99,753	57,752	15,415	27,795	(1,209)
Debt	23,159	4,267	5,544	741	12,607
Other liabilities	26,256	9,250	3,460	11,837	1,709
Separate account liabilities	194,463	160,590	35,311	627	(2,065)

Total liabilities	425,694	249,905	69,407	94,925	11,457

Attributed Equity:
Accumulated other comprehensive income (loss)	4,589	1,831	1,193	2,961	(1,396)
Other attributed equity	27,418	11,661	4,329	8,693	2,735

Total attributed equity	32,007	13,492	5,522	11,654	1,339

Noncontrolling Interest	522	598	—	6	(82)

Total Equity	32,529	14,090	5,522	11,660	1,257

Total liabilities and equity	458,223	263,995	74,929	106,585	12,714

	As of December 31, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	198,105	86,016	28,196	76,367	7,526
Deferred policy acquisition costs	13,751	2,722	4,550	6,627	(148)
Other assets	29,341	7,806	3,006	9,131	9,398
Separate account assets	174,074	141,330	34,100	462	(1,818)

Total assets	415,271	237,874	69,852	92,587	14,958

Liabilities:
Future policy benefits	73,931	15,335	9,122	49,079	395
Policyholders’ account balances	96,078	58,154	14,772	24,966	(1,814)
Debt	22,409	3,570	4,994	490	13,355
Other liabilities	24,091	7,747	2,646	9,567	4,131
Separate account liabilities	174,074	141,330	34,100	462	(1,818)

Total liabilities	390,583	226,136	65,634	84,564	14,249

Attributed Equity:
Accumulated other comprehensive income (loss)	(574)	532	148	281	(1,535)
Other attributed equity	24,728	10,612	4,070	7,735	2,311

Total attributed equity	24,154	11,144	4,218	8,016	776

Noncontrolling Interest	534	594	—	7	(67)

Total Equity	24,688	11,738	4,218	8,023	709

Total liabilities and equity	415,271	237,874	69,852	92,587	14,958

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of September 30, 2010				As of December 31, 2009
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	392	7,170	1,519	9,081	389	6,546	1,518	8,453
Investment related	676	8,201	—	8,877	1,247	7,998	—	9,245
Securities business related	538	1,431	—	1,969	1,015	1,283	—	2,298
Specified other businesses	966	2,266	—	3,232	471	1,513	—	1,984
Limited recourse and non-recourse borrowing	—	—	—	—	—	429	—	429

Total debt - Financial Services Businesses	2,572	19,068	1,519	23,159	3,122	17,769	1,518	22,409

Ratio of long-term and short-term capital debt to capitalization (1)				23.1%				21.6%

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	—	1,750	—	1,750	—	1,750	—	1,750

Total debt	—	1,750	—	1,750	—	1,750	—	1,750

	As of September 30, 2010				As of December 31, 2009
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	7,648	1,335	98	9,081	6,973	1,335	145	8,453
Investment related	5,113	522	3,242	8,877	4,760	1,212	3,273	9,245
Securities business related	1,583	386	—	1,969	1,422	826	50	2,298
Specified other businesses	2,268	964	—	3,232	1,513	471	—	1,984
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	429	429

Total debt - Financial Services Businesses	16,612	3,207	3,340	23,159	14,668	3,844	3,897	22,409

(1)	For the purposes of calculating the ratio of capital debt to capitalization, Junior Subordinated Notes are considered 25% equity and 75% debt effective June 30, 2010. For the calculation of this ratio for periods prior to June 30, 2010, Junior Subordinated Notes are considered 25% debt and 75% equity.
(2)	Includes Prudential Funding, LLC.
(3)	Capital debt at Prudential Insurance Co. of America includes $942 million of Surplus Notes for September 30, 2010 and $941 million for December 31, 2009.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2009		2010
2010	2009			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
937	554	69%	Premiums	118	136	146	391	400
1,206	831	45%	Policy charges and fee income	313	358	398	393	415
3,161	3,324	-5%	Net investment income	1,064	1,054	1,045	1,050	1,066
2,271	1,530	48%	Asset management fees, commissions and other income	549	644	678	798	795

7,575	6,239	21%	Total revenues	2,044	2,192	2,267	2,632	2,676

			Benefits and Expenses (1):
1,681	1,109	52%	Insurance and annuity benefits	210	360	335	839	507
1,806	1,907	-5%	Interest credited to policyholders’ account balances	623	618	608	640	558
69	55	25%	Interest expense	14	13	22	23	24
(917)	(713)	-29%	Deferral of acquisition costs	(347)	(310)	(269)	(323)	(325)
219	178	23%	Amortization of acquisition costs	86	107	85	186	(52)
3,236	2,720	19%	General and administrative expenses	997	1,081	990	1,137	1,109

6,094	5,256	16%	Total benefits and expenses	1,583	1,869	1,771	2,502	1,821

1,481	983	51%	Adjusted operating income before income taxes	461	323	496	130	855

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Nine Months Ended September 30, 2010				Quarter Ended September 30, 2010
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	937	129	808	—	400	49	351	—
Policy charges and fee income	1,206	1,055	151	—	415	365	50	—
Net investment income	3,161	660	2,417	84	1,066	220	815	31
Asset management fees, commissions and other income	2,271	490	499	1,282	795	173	160	462

Total revenues	7,575	2,334	3,875	1,366	2,676	807	1,376	493

Benefits and Expenses (1):
Insurance and annuity benefits	1,681	288	1,393	—	507	(49)	556	—
Interest credited to policyholders’ account balances	1,806	437	1,369	—	558	98	460	—
Interest expense	69	46	13	10	24	16	5	3
Deferral of acquisition costs	(917)	(860)	(39)	(18)	(325)	(308)	(11)	(6)
Amortization of acquisition costs	219	185	15	19	(52)	(64)	6	6
General and administrative expenses (2)	3,236	1,537	699	1,000	1,109	526	241	342

Total benefits and expenses	6,094	1,633	3,450	1,011	1,821	219	1,257	345

Adjusted operating income before income taxes	1,481	701	425	355	855	588	119	148

	Nine Months Ended September 30, 2009				Quarter Ended September 30, 2009
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	554	61	493	—	118	28	90	—
Policy charges and fee income	831	685	146	—	313	265	48	—
Net investment income	3,324	761	2,507	56	1,064	236	815	13
Asset management fees, commissions and other income	1,530	311	379	840	549	124	147	278

Total revenues	6,239	1,818	3,525	896	2,044	653	1,100	291

Benefits and Expenses (1):
Insurance and annuity benefits	1,109	40	1,069	—	210	(85)	295	—
Interest credited to policyholders’ account balances	1,907	467	1,440	—	623	155	468	—
Interest expense	55	9	24	22	14	2	6	6
Deferral of acquisition costs	(713)	(656)	(42)	(15)	(347)	(327)	(13)	(7)
Amortization of acquisition costs	178	144	21	13	86	72	9	5
General and administrative expenses (2)	2,720	1,254	651	815	997	521	218	258

Total benefits and expenses	5,256	1,258	3,163	835	1,583	338	983	262

Adjusted operating income before income taxes	983	560	362	61	461	315	117	29

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.
(2)	General and administrative expenses for Individual Annuities include $7 million for the nine months ended September 30, 2010 and $82 million for the nine months ended September 30, 2009, $(2) million for the quarter ended September 30, 2010 and $1 million for the quarter ended September 30, 2009 for the amortization, net of interest, of value of business acquired (VOBA).

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS

AND ACCOUNT VALUES

(in millions)

Year-to-date			2009		2010
2010	2009		3Q	4Q	1Q	2Q	3Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
80,519	60,007	Beginning total account value	65,099	75,611	80,519	85,379	83,593
15,543	11,315	Sales	5,829	4,802	4,867	5,308	5,368
(5,044)	(4,202)	Surrenders and withdrawals	(1,444)	(1,574)	(1,670)	(1,714)	(1,660)

10,499	7,113	Net sales	4,385	3,228	3,197	3,594	3,708
(729)	(731)	Benefit payments	(239)	(257)	(266)	(203)	(260)

9,770	6,382	Net flows	4,146	2,971	2,931	3,391	3,448
4,260	9,947	Change in market value, interest credited, and other (1)	6,650	2,273	2,288	(4,784)	6,756
(1,174)	(725)	Policy charges	(284)	(336)	(359)	(393)	(422)

93,375	75,611	Ending total account value	75,611	80,519	85,379	83,593	93,375

		Fixed Annuities:
3,452	3,295	Beginning total account value	3,221	3,213	3,452	3,739	3,766
91	142	Sales	46	37	30	32	29
(170)	(201)	Surrenders and withdrawals	(49)	(57)	(48)	(78)	(44)

(79)	(59)	Net redemptions	(3)	(20)	(18)	(46)	(15)
(199)	(121)	Benefit payments	(41)	(39)	(57)	(80)	(62)

(278)	(180)	Net flows	(44)	(59)	(75)	(126)	(77)
655	99	Interest credited and other (1)	36	298	363	153	139
(1)	(1)	Policy charges	—	—	(1)	—	—

3,828	3,213	Ending total account value	3,213	3,452	3,739	3,766	3,828

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (2):
2,030	1,731	Insurance Agents	735	664	623	713	694
3,312	2,388	Wirehouses	1,359	1,052	1,097	1,114	1,101
7,731	6,174	Independent Financial Planners (3)	3,138	2,470	2,460	2,653	2,618
2,561	1,164	Bank Distribution (3)	643	653	717	860	984

15,634	11,457	Total	5,875	4,839	4,897	5,340	5,397

(1)	Includes cumulative reclassifications during the first quarter of 2010 and the fourth quarter of 2009 of $267 million and $259 million, respectively, from variable annuity to fixed annuity account values to conform presentation of certain contracts in annuitization status to current reporting practices.
(2)	Amounts represent gross sales.
(3)	Sales from the bank distribution channel, previously included within sales from the independent financial planners channel, is being shown separately in order to provide a more meaningful presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2009		2010
2010	2009		3Q	4Q	1Q	2Q	3Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
14,606	18,110	Beginning balance	16,355	15,308	14,606	14,190	14,398
1,922	917	Premiums and deposits	638	566	604	627	691
(1,118)	(1,153)	Surrenders and withdrawals	(411)	(369)	(364)	(402)	(352)

804	(236)	Net sales (redemptions)	227	197	240	225	339
(262)	(264)	Benefit payments	(88)	(85)	(95)	(81)	(86)

542	(500)	Net flows	139	112	145	144	253
432	426	Interest credited and other	141	130	137	144	151
(1,886)	(2,727)	Net transfers to separate account	(1,327)	(944)	(697)	(80)	(1,109)
(1)	(1)	Policy charges	—	—	(1)	—	—

13,693	15,308	Ending balance	15,308	14,606	14,190	14,398	13,693

		Account Values in Separate Account:
69,365	45,192	Beginning balance	51,965	63,516	69,365	74,928	72,961
13,712	10,540	Premiums and deposits	5,237	4,273	4,293	4,713	4,706
(4,096)	(3,250)	Surrenders and withdrawals	(1,082)	(1,262)	(1,354)	(1,390)	(1,352)

9,616	7,290	Net sales	4,155	3,011	2,939	3,323	3,354
(666)	(588)	Benefit payments	(192)	(211)	(228)	(202)	(236)

8,950	6,702	Net flows	3,963	2,800	2,711	3,121	3,118
4,483	9,620	Change in market value, interest credited and other	6,545	2,441	2,514	(4,775)	6,744
1,886	2,727	Net transfers from general account	1,327	944	697	80	1,109
(1,174)	(725)	Policy charges	(284)	(336)	(359)	(393)	(422)

83,510	63,516	Ending balance	63,516	69,365	74,928	72,961	83,510

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2009		2010
	3Q	4Q	1Q	2Q	3Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	10,023	9,952	9,906	9,408	9,687
Guaranteed minimum withdrawal benefits	1,420	1,412	1,402	1,250	1,302
Guaranteed minimum income benefits	4,613	4,677	4,693	4,181	4,416
Guaranteed minimum withdrawal & income benefits	31,416	36,430	41,511	43,395	51,457

Total	47,472	52,471	57,512	58,234	66,862

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	30,116	34,901	39,786	42,166	49,721
Account Values without Auto-Rebalancing Feature	17,356	17,570	17,726	16,068	17,141

Total	47,472	52,471	57,512	58,234	66,862

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,129	1,061	1,104	2,200	1,473
Net Amount at Risk without Auto-Rebalancing Feature	2,895	2,785	2,479	3,384	2,406

Total	4,024	3,846	3,583	5,584	3,879

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2009		2010
	3Q	4Q	1Q	2Q	3Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	46,881	51,106	55,441	55,452	62,940
Net amount at risk	3,219	2,707	2,160	3,136	1,666
Minimum return, anniversary contract value, or maximum contract value:
Account value	24,880	25,770	26,546	25,069	27,236
Net amount at risk	6,472	5,891	5,345	6,758	5,254

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	30,116	34,901	39,786	42,166	49,721
Account Values without Auto-Rebalancing Feature	41,645	41,975	42,201	38,355	40,455

Total	71,761	76,876	81,987	80,521	90,176

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	863	800	719	1,342	672
Net Amount at Risk without Auto-Rebalancing Feature	8,828	7,798	6,786	8,552	6,248

Total	9,691	8,598	7,505	9,894	6,920

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2009		2010
2010	2009		3Q	4Q	1Q	2Q	3Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
126,345	99,738	Beginning total account value	110,950	121,756	126,345	131,147	125,176
14,897	19,168	Deposits and sales	4,789	4,020	5,605	4,037	5,255
(11,418)	(11,321)	Withdrawals and benefits	(3,287)	(3,117)	(4,500)	(3,751)	(3,167)
5,424	14,171	Change in market value, interest credited and interest income	9,304	3,686	3,697	(6,257)	7,984

135,248	121,756	Ending total account value	121,756	126,345	131,147	125,176	135,248

3,479	7,847	Net additions	1,502	903	1,105	286	2,088

		Stable value account values included above	35,881	36,243	37,138	37,909	39,022

		Institutional Investment Products:
51,908	50,491	Beginning total account value	49,475	50,137	51,908	52,768	55,965
8,644	4,299	Additions (1)	1,329	3,487	1,876	3,692	3,076
(5,781)	(5,832)	Withdrawals and benefits (2)	(2,523)	(1,985)	(2,139)	(2,002)	(1,640)
3,545	2,074	Change in market value, interest credited and interest income	1,548	213	799	1,448	1,298
746	(895)	Other (3)	308	56	324	59	363

59,062	50,137	Ending total account value	50,137	51,908	52,768	55,965	59,062

2,863	(1,533)	Net additions (withdrawals)	(1,194)	1,502	(263)	1,690	1,436

(1)	Includes $500 million for the nine months ended September 30, 2009, representing transfers of externally managed client balances to accounts managed by the company. These additions are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(2)	Includes $(317) million, $(171) million, $(411) million, $(34) million and $(240) million for the three months ended September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010, respectively; $(685) million and $(317) million for the nine months ended September 30, 2010 and 2009, respectively, representing transfers of client balances managed by the Company to externally managed accounts. These withdrawals are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(3)	“Other” activity includes transfers to the Asset Management segment of $(11) million, $(43) million, $(3) million and for the three months ended December 31, 2009, March 31, 2010, June 30, 2010, respectively and $(46) million for the nine months ended September 30, 2010. “Other” activity also includes $317 million, $171 million, $411 million, $34 million and $240 million for the three months ended September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010, respectively; $685 million and $(183) million for the nine months ended September 30, 2010 and 2009, respectively, related to transfers discussed above in notes 1 and 2. “Other” also includes $(1,522) million for the nine months ended September 30, 2009, respectively, representing terminations of affiliated funding agreements utilizing proceeds from the issuances to FHLBNY. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		% Change		2009		2010
2010	2009			3Q	4Q	1Q	2Q	3Q

			Analysis of revenues by type:
935	762	23%	Asset management fees	269	287	304	311	320
158	(47)	436%	Incentive, transaction, principal investing and commercial mortgage revenues	(13)	(17)	16	74	68
273	181	51%	Service, distribution and other revenues	35	91	59	109	105

1,366	896	52%	Total Asset Management segment revenues	291	361	379	494	493

			Analysis of asset management fees by source:
463	374	24%	Institutional customers	129	137	152	152	159
255	189	35%	Retail customers	71	79	81	87	87
217	199	9%	General account	69	71	71	72	74

935	762	23%	Total asset management fees	269	287	304	311	320

Supplementary Assets Under Management Information (in billions):
	September 30, 2010
	Equity	Fixed Income	Real Estate	Total
Institutional customers	46.7	152.4	23.0	222.1
Retail customers	64.1	27.1	1.5	92.7
General account	3.8	198.6	0.9	203.3

Total	114.6	378.1	25.4	518.1

	September 30, 2009
	Equity	Fixed Income	Real Estate	Total
Institutional customers	46.2	113.0	20.7	179.9
Retail customers	53.0	24.3	1.8	79.1
General account	4.1	179.9	0.9	184.9

Total	103.3	317.2	23.4	443.9

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2009		2010
2010	2009		3Q	4Q	1Q	2Q	3Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
152.1	128.5	Beginning assets under management (1)	128.9	143.5	152.1	157.1	167.3
33.9	23.1	Additions (1)	10.5	11.1	7.7	15.2	11.0
(15.2)	(16.7)	Withdrawals	(5.6)	(4.5)	(5.7)	(4.3)	(5.2)
13.9	9.8	Change in market value	9.9	2.1	3.6	(0.7)	11.0
(0.6)	(1.2)	Net money market flows	(0.2)	(0.1)	(0.6)	—	—

184.1	143.5	Ending assets under management (1)	143.5	152.1	157.1	167.3	184.1
38.0	36.4	Affiliated institutional assets under management (1)	36.4	36.3	36.2	36.2	38.0

222.1	179.9	Total assets managed for institutional customers at end of period	179.9	188.4	193.3	203.5	222.1

18.7	6.4	Net institutional additions, excluding money market activity (1)	4.9	6.6	2.0	10.9	5.8

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
51.1	33.4	Beginning assets under management	39.5	47.2	51.1	53.5	49.1
15.7	14.2	Additions	6.1	4.4	4.8	6.8	4.1
(10.5)	(9.3)	Withdrawals	(3.3)	(3.2)	(3.7)	(3.9)	(2.9)
1.8	8.8	Change in market value	5.1	2.9	1.5	(4.9)	5.2
(2.6)	0.1	Net money market flows	(0.2)	(0.2)	(0.2)	(2.4)	—

55.5	47.2	Ending assets under management	47.2	51.1	53.5	49.1	55.5
37.2	31.9	Affiliated retail assets under management	31.9	33.3	35.5	35.1	37.2

92.7	79.1	Total assets managed for retail customers at end of period	79.1	84.4	89.0	84.2	92.7

5.2	4.9	Net retail additions, excluding money market activity	2.8	1.2	1.1	2.9	1.2

(1)	Amounts reported herein reflect certain reclassifications to conform to current reporting practices.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2009		2010
2010	2009			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
3,682	3,572	3%	Premiums	1,226	1,165	1,172	1,190	1,320
1,081	1,102	-2%	Policy charges and fee income	297	407	375	406	300
1,163	1,064	9%	Net investment income	361	368	375	389	399
243	293	-17%	Asset management fees, commissions and other income	128	82	76	82	85

6,169	6,031	2%	Total revenues	2,012	2,022	1,998	2,067	2,104

			Benefits and Expenses (1):
4,059	3,824	6%	Insurance and annuity benefits	1,326	1,234	1,323	1,308	1,428
380	364	4%	Interest credited to policyholders’ account balances	126	128	126	124	130
117	140	-16%	Interest expense	42	41	35	37	45
(337)	(404)	17%	Deferral of acquisition costs	(143)	(133)	(118)	(109)	(110)
155	112	38%	Amortization of acquisition costs	(98)	96	60	156	(61)
1,280	1,312	-2%	General and administrative expenses	452	446	428	431	421

5,654	5,348	6%	Total benefits and expenses	1,705	1,812	1,854	1,947	1,853

515	683	-25%	Adjusted operating income before income taxes	307	210	144	120	251

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2010			Quarter Ended September 30, 2010
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	3,682	534	3,148	1,320	181	1,139
Policy charges and fee income	1,081	709	372	300	166	134
Net investment income	1,163	666	497	399	230	169
Asset management fees, commissions and other income	243	167	76	85	61	24

Total revenues	6,169	2,076	4,093	2,104	638	1,466

Benefits and Expenses (1):
Insurance and annuity benefits	4,059	844	3,215	1,428	265	1,163
Interest credited to policyholders’ account balances	380	212	168	130	73	57
Interest expense	117	117	—	45	45	—
Deferral of acquisition costs	(337)	(302)	(35)	(110)	(97)	(13)
Amortization of acquisition costs	155	139	16	(61)	(67)	6
General and administrative expenses	1,280	697	583	421	229	192

Total benefits and expenses	5,654	1,707	3,947	1,853	448	1,405

Adjusted operating income before income taxes	515	369	146	251	190	61

	Nine Months Ended September 30, 2009			Quarter Ended September 30, 2009
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	3,572	508	3,064	1,226	178	1,048
Policy charges and fee income	1,102	735	367	297	181	116
Net investment income	1,064	602	462	361	205	156
Asset management fees, commissions and other income	293	194	99	128	92	36

Total revenues	6,031	2,039	3,992	2,012	656	1,356

Benefits and Expenses (1):
Insurance and annuity benefits	3,824	791	3,033	1,326	269	1,057
Interest credited to policyholders’ account balances	364	195	169	126	68	58
Interest expense	140	140	—	42	42	—
Deferral of acquisition costs	(404)	(367)	(37)	(143)	(124)	(19)
Amortization of acquisition costs	112	95	17	(98)	(102)	4
General and administrative expenses	1,312	764	548	452	260	192

Total benefits and expenses	5,348	1,618	3,730	1,705	413	1,292

Adjusted operating income before income taxes	683	421	262	307	243	64

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2009		2010
2010	2009		3Q	4Q	1Q	2Q	3Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1) :

16	12	Variable life	3	8	5	5	6
57	86	Universal life	26	27	20	17	20
120	170	Term life	57	56	43	39	38

193	268	Total	86	91	68	61	64

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

62	68	Prudential Agents	22	27	20	22	20
131	200	Third party distribution	64	64	48	39	44

193	268	Total	86	91	68	61	64

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
8,081	7,397	Beginning balance	7,824	7,914	8,081	8,228	8,305
1,140	1,430	Premiums and deposits	386	375	382	369	389
(597)	(738)	Surrenders and withdrawals	(220)	(196)	(184)	(205)	(208)

543	692	Net sales	166	179	198	164	181
(145)	(116)	Benefit payments	(50)	(33)	(64)	(40)	(41)

398	576	Net flows	116	146	134	124	140
158	28	Interest credited and other	11	50	48	(29)	139
189	183	Net transfers from separate account	53	63	58	74	57
(278)	(270)	Policy charges	(90)	(92)	(93)	(92)	(93)

8,548	7,914	Ending balance	7,914	8,081	8,228	8,305	8,548

		Separate Account Liabilities:
15,692	12,848	Beginning balance	13,450	14,972	15,692	16,155	14,861
788	844	Premiums and deposits	268	329	235	234	319
(450)	(683)	Surrenders and withdrawals	(139)	(165)	(142)	(146)	(162)

338	161	Net sales	129	164	93	88	157
(22)	(31)	Benefit payments	(11)	(8)	(8)	(8)	(6)

316	130	Net flows	118	156	85	80	151
780	2,707	Change in market value, interest credited and other	1,633	802	609	(1,127)	1,298
(189)	(183)	Net transfers to general account	(53)	(63)	(58)	(74)	(57)
(520)	(530)	Policy charges	(176)	(175)	(173)	(173)	(174)

16,079	14,972	Ending balance	14,972	15,692	16,155	14,861	16,079

		FACE AMOUNT IN FORCE (3):

		Variable life	122,955	122,091	121,090	118,804	118,274
		Universal life	33,711	34,984	35,622	36,082	36,691
		Term life	417,100	431,831	440,915	447,408	452,133

		Total	573,766	588,906	597,627	602,294	607,098

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2009		2010
2010	2009		3Q	4Q	1Q	2Q	3Q

		Individual Life Insurance:

		Policy Surrender Experience:
525	665	Cash value of surrenders	173	190	170	172	183
3.1%	4.4%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.4%	3.5%	3.0%	3.1%	3.3%

		Death benefits per $1,000 of in force (1):
4.52	4.06	Variable and universal life	3.72	3.30	4.98	3.86	4.75
1.07	0.96	Term life	0.75	0.81	1.11	0.96	1.11
2.74	2.62	Total, Individual Life Insurance	2.32	1.98	2.98	2.38	2.85

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2009		2010
2010	2009		3Q	4Q	1Q	2Q	3Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
364	298	Group life	53	41	257	23	84
134	217	Group disability (1)	57	21	89	19	26

498	515	Total	110	62	346	42	110

		Future Policy Benefits (2):
		Group life	2,141	2,282	2,198	2,194	2,122
		Group disability (1)	1,132	1,176	1,276	1,321	1,376

		Total	3,273	3,458	3,474	3,515	3,498

		Policyholders’ Account Balances (2):
		Group life	6,343	6,506	6,560	6,688	6,692
		Group disability (1)	172	185	171	176	175

		Total	6,515	6,691	6,731	6,864	6,867

		Separate Account Liabilities (2):
		Group life	18,083	18,408	19,038	18,851	19,232
		Group disability (1)	—	—	—	—	—

		Total	18,083	18,408	19,038	18,851	19,232

		Group Life Insurance:
2,777	2,724	Gross premiums, policy charges and fee income (3)	889	877	936	896	945
2,683	2,579	Earned premiums, policy charges and fee income	873	835	841	853	989
90.8%	88.4%	Benefits ratio	89.8%	88.6%	91.7%	92.2%	89.0%
8.8%	8.9%	Administrative operating expense ratio	9.1%	9.4%	8.8%	9.3%	8.5%
		Persistency ratio	94.7%	94.3%	93.0%	92.5%	92.2%

		Group Disability Insurance (1):
850	871	Gross premiums, policy charges and fee income (3)	303	274	285	278	287
837	852	Earned premiums, policy charges and fee income	291	269	281	272	284
93.1%	88.5%	Benefits ratio	93.5%	90.3%	86.5%	93.0%	99.7%
22.0%	17.8%	Administrative operating expense ratio	17.5%	20.1%	21.4%	23.4%	21.3%
		Persistency ratio	92.3%	90.9%	95.7%	94.6%	92.9%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND

GROUP INSURANCE

(in millions)

Year-to-date			2009		2010
2010	2009		3Q	4Q	1Q	2Q	3Q

		DEFERRED POLICY ACQUISITION COSTS
		INDIVIDUAL ANNUITIES:
2,449	2,329	Beginning balance	1,943	2,111	2,449	2,532	2,150
860	656	Capitalization	327	297	253	299	308
(185)	(144)	Amortization - operating results	(72)	(99)	(75)	(174)	64
(347)	(351)	Amortization - realized investment gains and losses	71	112	(61)	(428)	142
(177)	(379)	Impact of unrealized (gains) or losses on AFS securities	(158)	28	(34)	(79)	(64)

2,600	2,111	Ending balance	2,111	2,449	2,532	2,150	2,600

		INDIVIDUAL LIFE INSURANCE:
4,179	4,226	Beginning balance	4,142	4,150	4,179	4,178	4,032
302	367	Capitalization	124	124	107	98	97
(139)	(95)	Amortization - operating results	102	(91)	(55)	(151)	67
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(213)	(348)	Impact of unrealized gains on AFS securities	(218)	(4)	(53)	(93)	(67)

4,129	4,150	Ending balance	4,150	4,179	4,178	4,032	4,129

		GROUP INSURANCE:
371	347	Beginning balance	352	367	371	377	383
35	37	Capitalization	19	9	11	11	13
(16)	(17)	Amortization - operating results	(4)	(5)	(5)	(5)	(6)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

390	367	Ending balance	367	371	377	383	390

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,117	1,023	Beginning balance	983	1,016	1,117	1,137	955
322	278	Capitalization	130	113	110	110	102
(143)	(93)	Amortization - operating results	(34)	(44)	(57)	(81)	(5)
(162)	(100)	Amortization - realized investment gains and losses	29	40	(33)	(179)	50
(40)	(92)	Impact of unrealized (gains) or losses on AFS securities	(92)	(8)	—	(32)	(8)
—	—	Other	—	—	—	—	—

1,094	1,016	Ending balance	1,016	1,117	1,137	955	1,094

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		%		2009		2010
2010	2009	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
6,702	5,825	15%	Premiums	2,015	2,053	2,217	2,232	2,253
298	280	6%	Policy charges and fee income	90	94	95	96	107
1,801	1,598	13%	Net investment income	563	564	583	578	640
304	260	17%	Asset management fees, commissions and other income	74	93	99	113	92

9,105	7,963	14%	Total revenues	2,742	2,804	2,994	3,019	3,092

			Benefits and Expenses (1):
5,386	4,538	19%	Insurance and annuity benefits	1,572	1,601	1,770	1,815	1,801
412	352	17%	Interest credited to policyholders’ account balances	123	128	134	130	148
2	3	-33%	Interest expense	1	1	1	—	1
(1,023)	(910)	-12%	Deferral of acquisition costs	(302)	(338)	(339)	(327)	(357)
643	591	9%	Amortization of acquisition costs	175	207	215	213	215
2,180	1,974	10%	General and administrative expenses	666	750	717	710	753

7,600	6,548	16%	Total benefits and expenses	2,235	2,349	2,498	2,541	2,561

1,505	1,415	6%	Adjusted operating income before income taxes	507	455	496	478	531

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Nine Months Ended September 30, 2010				Quarter Ended September 30, 2010
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	6,702	4,171	2,531	—	2,253	1,411	842	—
Policy charges and fee income	298	239	59	—	107	86	21	—
Net investment income	1,801	920	878	3	640	326	312	2
Asset management fees, commissions and other income	304	28	23	253	92	6	4	82

Total revenues	9,105	5,358	3,491	256	3,092	1,829	1,179	84

Benefits and Expenses (1):
Insurance and annuity benefits	5,386	3,383	2,003	—	1,801	1,150	651	—
Interest credited to policyholders’ account balances	412	159	253	—	148	59	89	—
Interest expense	2	1	1	—	1	—	1	—
Deferral of acquisition costs	(1,023)	(665)	(358)	—	(357)	(227)	(130)	—
Amortization of acquisition costs	643	430	213	—	215	147	68	—
General and administrative expenses	2,180	1,109	847	224	753	377	293	83

Total benefits and expenses	7,600	4,417	2,959	224	2,561	1,506	972	83

Adjusted operating income before income taxes	1,505	941	532	32	531	323	207	1

	Nine Months Ended September 30, 2009				Quarter Ended September 30, 2009
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	5,825	3,716	2,109	—	2,015	1,232	783	—
Policy charges and fee income	280	221	59	—	90	71	19	—
Net investment income	1,598	784	810	4	563	279	283	1
Asset management fees, commissions and other income	260	56	(17)	221	74	14	(13)	73

Total revenues	7,963	4,777	2,961	225	2,742	1,596	1,072	74

Benefits and Expenses (1):
Insurance and annuity benefits	4,538	2,888	1,650	—	1,572	970	602	—
Interest credited to policyholders’ account balances	352	137	215	—	123	49	74	—
Interest expense	3	2	1	—	1	—	1	—
Deferral of acquisition costs	(910)	(627)	(283)	—	(302)	(207)	(95)	—
Amortization of acquisition costs	591	399	192	—	175	114	61	—
General and administrative expenses	1,974	1,059	715	200	666	360	239	67

Total benefits and expenses	6,548	3,858	2,490	200	2,235	1,286	882	67

Adjusted operating income before income taxes	1,415	919	471	25	507	310	190	7

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2009		2010
2010	2009		3Q	4Q	1Q	2Q	3Q

		Japanese Yen Basis Results:
		Revenues (1):
¥368,756	¥354,241	Japanese insurance operations excluding Gibraltar Life	¥114,616	¥113,194	¥129,732	¥116,754	¥122,270
322,716	289,253	Gibraltar Life	105,163	96,669	100,702	114,809	107,205

691,472	643,494	Total revenues, Japan, yen basis	219,779	209,863	230,434	231,563	229,475

		Benefits and Expenses (1):
295,770	278,432	Japanese insurance operations excluding Gibraltar Life	88,816	91,149	103,872	93,723	98,175
266,500	237,633	Gibraltar Life	84,509	82,300	84,079	96,723	85,698

562,270	516,065	Total benefits and expenses, Japan, yen basis	173,325	173,449	187,951	190,446	183,873

		Adjusted operating income (2):
72,986	75,809	Japanese insurance operations excluding Gibraltar Life	25,800	22,045	25,860	23,031	24,095
56,216	51,620	Gibraltar Life	20,654	14,369	16,623	18,086	21,507

¥129,202	¥127,429	Total adjusted operating income, Japan, yen basis	¥46,454	¥36,414	¥42,483	¥41,117	¥45,602

		U.S. Dollar adjusted operating income (3):
$769	$748	Japanese insurance operations excluding Gibraltar Life	$254	$226	$270	$240	$259
532	471	Gibraltar Life	190	151	157	168	207

1,301	1,219	Total adjusted operating income, Japan, U.S. dollar basis	444	377	427	408	466
172	171	All other countries (4)	56	76	57	51	64

$1,473	$1,390	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$500	$453	$484	$459	$530

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.
(4)	Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2009		2010
2010	2009		3Q	4Q	1Q	2Q	3Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
3,347	3,027	Japan, excluding Gibraltar Life	980	1,019	1,180	1,030	1,137
2,590	2,168	Gibraltar Life	802	771	788	939	863
1,063	910	All other countries	323	357	344	359	360

7,000	6,105	Total	2,105	2,147	2,312	2,328	2,360

		Annualized new business premiums:
499	433	Japan, excluding Gibraltar Life	138	144	184	137	178
618	409	Gibraltar Life	149	159	163	221	234
189	173	All other countries	67	83	64	61	64

1,306	1,015	Total	354	386	411	419	476

		Annualized new business premiums by distribution channel:
688	606	Life Planners	205	227	248	198	242
392	325	Gibraltar Life Advisors (2)	111	111	107	143	142
226	84	Banks	38	48	56	78	92

1,306	1,015	Total	354	386	411	419	476

		Constant exchange rate basis (3):

		Net premiums, policy charges and fee income:
3,099	2,932	Japan, excluding Gibraltar Life	938	945	1,106	974	1,019
2,357	2,077	Gibraltar Life	771	703	720	873	764
1,147	1,083	All other countries	365	385	366	391	390

6,603	6,092	Total	2,074	2,033	2,192	2,238	2,173

		Annualized new business premiums:
467	421	Japan, excluding Gibraltar Life	132	135	174	131	162
585	406	Gibraltar Life	149	151	155	212	218
201	202	All other countries	76	89	67	65	69

1,253	1,029	Total	357	375	396	408	449

		Annualized new business premiums by distribution channel:
668	623	Life Planners	208	224	241	196	231
365	321	Gibraltar Life Advisors (2)	110	104	100	136	129
220	85	Banks	39	47	55	76	89

1,253	1,029	Total	357	375	396	408	449

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Includes sales through complementary distribution other than banks.
(3)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 99 per U.S. dollar; Korean won 1040 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2009		2010
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	269	270	273	274	277
Gibraltar Life	198	198	197	196	197
All other countries	104	106	106	107	107

Total	571	574	576	577	581

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,400	2,425	2,462	2,484	2,515
Gibraltar Life	3,894	3,897	3,892	3,868	3,884
All other countries	1,402	1,434	1,450	1,465	1,481

Total	7,696	7,756	7,804	7,817	7,880

International life insurance policy persistency:

Excluding Gibraltar Life:
13 months	91.5%	91.6%	91.6%	91.7%	92.0%
25 months	84.2%	84.6%	84.4%	84.2%	84.7%

Gibraltar Life:
13 months	91.1%	91.6%	92.0%	92.2%	92.4%
25 months	83.2%	83.6%	83.8%	83.8%	84.1%

Number of Life Planners at end of period:
Japan	3,043	3,094	3,150	3,122	3,126
All other countries	3,441	3,515	3,499	3,483	3,482

Total life planners	6,484	6,609	6,649	6,605	6,608

Gibraltar Life Advisors	6,060	6,398	5,971	6,101	5,913

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 99 per U.S. dollar; Korean won 1040 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2010				December 31, 2009
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	157,390	31,205	126,185	59.8%	140,805	29,537	111,268	58.4%
Public, held to maturity, at amortized cost	3,975	—	3,975	1.9%	4,009	—	4,009	2.1%
Private, available for sale, at fair value	37,772	14,757	23,015	10.9%	32,418	12,994	19,424	10.2%
Private, held to maturity, at amortized cost	1,258	—	1,258	0.6%	1,111	—	1,111	0.6%
Trading account assets supporting insurance liabilities, at fair value	17,750	—	17,750	8.4%	16,020	—	16,020	8.4%
Other trading account assets, at fair value	1,445	164	1,281	0.6%	1,783	167	1,616	0.8%
Equity securities, available for sale, at fair value	7,261	3,251	4,010	1.9%	6,883	3,085	3,798	2.0%
Commercial mortgage and other loans	30,475	8,458	22,017	10.4%	29,644	8,363	21,281	11.2%
Policy loans	10,544	5,397	5,147	2.4%	10,146	5,418	4,728	2.5%
Other long-term investments (1)	4,491	1,558	2,933	1.4%	4,356	1,545	2,811	1.5%
Short-term investments (2)	4,688	1,031	3,657	1.7%	5,640	1,338	4,302	2.3%

Subtotal (3)	277,049	65,821	211,228	100.0%	252,815	62,447	190,368	100.0%

Invested assets of other entities and operations (4)	10,346	—	10,346		7,737	—	7,737

Total investments	287,395	65,821	221,574		260,552	62,447	198,105

Fixed Maturities by Credit Quality (3):

	September 30, 2010					December 31, 2009
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (5)
1	103,385	9,304	1,173	111,516	85.5%	94,368	3,767	1,845	96,290	83.5%
2	14,487	1,264	579	15,172	11.6%	14,682	699	790	14,591	12.7%

Subtotal - High or Highest Quality Securities (6)	117,872	10,568	1,752	126,688	97.1%	109,050	4,466	2,635	110,881	96.2%

3	2,409	76	267	2,218	1.7%	2,743	44	314	2,473	2.1%
4	1,337	27	305	1,059	0.8%	1,657	22	345	1,334	1.2%
5	520	18	191	347	0.3%	685	19	202	502	0.4%
6	93	17	34	76	0.1%	197	25	69	153	0.1%

Subtotal - Other Securities	4,359	138	797	3,700	2.9%	5,282	110	930	4,462	3.8%

Total	122,231	10,706	2,549	130,388	100.0%	114,332	4,576	3,565	115,343	100.0%

Private Fixed Maturities:
NAIC Rating (5)
1	5,980	647	115	6,512	26.7%	5,795	259	121	5,933	28.9%
2	12,845	1,217	342	13,720	56.4%	10,485	452	379	10,558	51.4%

Subtotal - High or Highest Quality Securities (6)	18,825	1,864	457	20,232	83.1%	16,280	711	500	16,491	80.3%

3	2,270	154	67	2,357	9.7%	2,292	52	131	2,213	10.8%
4	1,128	26	87	1,067	4.4%	1,193	18	118	1,093	5.3%
5	390	11	12	389	1.6%	482	6	36	452	2.2%
6	263	35	9	289	1.2%	313	24	39	298	1.4%

Subtotal - Other Securities	4,051	226	175	4,102	16.9%	4,280	100	324	4,056	19.7%

Total	22,876	2,090	632	24,334	100.0%	20,560	811	824	20,547	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Short-term investments have virtually no sub-prime exposure.
(3)	Excludes (i) assets of our securities brokerage, trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(4)	Includes invested assets of brokerage, trading and banking operations, real estate and relocation services, and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(5)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of September 30, 2010 and December 31, 2009, respectively, 166 securities with amortized cost of $1,878 million (fair value $1,974 million) and 157 securities with amortized cost of $1,294 million (fair value, $1,299 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.
(6)	As a result of the NAIC rating methodology for non-agency residential mortgage-backed securities, may include certain securities rated BB and below by external rating agencies as of September 30, 2010 and December 31, 2009.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2010		December 31, 2009
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	59,769	74.8%	50,476	73.0%
Public, held to maturity, at amortized cost	3,975	5.0%	4,009	5.8%
Private, available for sale, at fair value	3,242	4.1%	2,692	3.9%
Private, held to maturity, at amortized cost	1,258	1.6%	1,111	1.6%
Trading account assets supporting insurance liabilities, at fair value	1,376	1.7%	1,236	1.8%
Other trading account assets, at fair value	732	0.9%	804	1.2%
Equity securities, available for sale, at fair value	1,544	1.9%	1,508	2.2%
Commercial mortgage and other loans	4,016	5.0%	3,675	5.3%
Policy loans	2,011	2.5%	1,760	2.5%
Other long-term investments (1)	1,685	2.1%	1,524	2.2%
Short-term investments	290	0.4%	313	0.5%

Total	79,898	100.0%	69,108	100.0%

	September 30, 2010		December 31, 2009
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	66,416	50.6%	60,792	50.1%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	19,773	15.0%	16,732	13.8%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	16,374	12.5%	14,784	12.2%
Other trading account assets, at fair value	549	0.4%	812	0.7%
Equity securities, available for sale, at fair value	2,466	1.9%	2,290	1.9%
Commercial mortgage and other loans	18,001	13.7%	17,606	14.5%
Policy loans	3,136	2.4%	2,968	2.4%
Other long-term investments (1)	1,248	0.9%	1,287	1.1%
Short-term investments	3,367	2.6%	3,989	3.3%

Total	131,330	100.0%	121,260	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended September 30
	2010			2009
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.29%	1,501	(10)	4.43%	1,407	(241)
Equity securities	6.48%	55	3	7.40%	62	(40)
Commercial loans	5.85%	250	29	5.67%	240	(84)
Policy loans	5.10%	64	—	5.10%	57	1
Short-term investments and cash equivalents	0.34%	10	1	0.38%	13	1
Other investments	5.05%	51	(72)	3.60%	43	(32)

Gross investment income before investment expenses	4.27%	1,931	(49)	4.32%	1,822	(395)
Investment expenses	-0.14%	(53)	—	-0.15%	(52)	—

Subtotal	4.13%	1,878	(49)	4.17%	1,770	(395)

Investment results of other entities and operations (2)		327	13		283	(22)
Less, investment income related to adjusted operating income reconciling items		(3)			(2)

Total		2,202	(36)		2,051	(417)

	Nine Months Ended September 30
	2010			2009
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.31%	4,395	(344)	4.55%	4,250	(786)
Equity securities	6.56%	164	3	6.42%	175	(419)
Commercial mortgage and other loans	5.74%	712	57	5.73%	723	(221)
Policy loans	4.93%	178	—	5.11%	165	1
Short-term investments and cash equivalents	0.30%	27	1	0.61%	56	1
Other investments	4.25%	131	1,673	3.70%	121	345

Gross investment income before investment expenses	4.27%	5,607	1,390	4.43%	5,490	(1,079)
Investment expenses	-0.14%	(153)	—	-0.16%	(155)	—

Subtotal	4.13%	5,454	1,390	4.27%	5,335	(1,079)

Investment results of other entities and operations (2)		933	54		833	(179)
Less, investment income related to adjusted operating income reconciling items		1			(10)

Total		6,388	1,444		6,158	(1,258)

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Includes investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, asset management operations, commercial loans, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2010			2009
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.83%	445	(61)	2.87%	391	(145)
Equity securities	3.33%	13	(5)	4.53%	18	(45)
Commercial loans	4.59%	44	4	4.71%	43	(1)
Policy loans	3.86%	19	—	3.74%	16	2
Short-term investments and cash equivalents	0.19%	1	—	0.61%	3	—
Other investments	7.18%	41	79	6.96%	30	(14)

Gross investment income before investment expenses	3.03%	563	17	3.08%	501	(203)
Investment expenses	-0.15%	(28)	—	-0.16%	(27)	—

Total	2.88%	535	17	2.92%	474	(203)

	Nine Months Ended September 30
	2010			2009
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.79%	1,268	(397)	2.89%	1,116	(242)
Equity securities	2.97%	34	(66)	3.25%	47	(323)
Commercial mortgage and other loans	4.61%	128	12	4.84%	125	(8)
Policy loans	3.80%	52	—	3.81%	45	2
Short-term investments and cash equivalents	0.26%	3	—	0.57%	8	—
Other investments	5.28%	90	300	6.48%	98	(379)

Gross investment income before investment expenses	2.94%	1,575	(151)	3.08%	1,439	(950)
Investment expenses	-0.15%	(82)	—	-0.16%	(78)	—

Total	2.79%	1,493	(151)	2.92%	1,361	(950)

(1)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2010			2009
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.48%	1,056	51	5.58%	1,016	(96)
Equity securities	9.05%	42	8	10.01%	44	5
Commercial loans	6.22%	206	25	5.93%	197	(83)
Policy loans	5.88%	45	—	5.91%	41	(1)
Short-term investments and cash equivalents	0.37%	9	1	0.33%	10	1
Other investments	2.36%	10	(151)	1.66%	13	(18)

Gross investment income before investment expenses	5.13%	1,368	(66)	5.13%	1,321	(192)
Investment expenses	-0.13%	(25)	—	-0.14%	(25)	—

Total	5.00%	1,343	(66)	4.99%	1,296	(192)

	Nine Months Ended September 30
	2010			2009
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.53%	3,127	53	5.71%	3,134	(544)
Equity securities	9.61%	130	69	10.04%	128	(96)
Commercial mortgage and other loans	6.07%	584	45	5.95%	598	(213)
Policy loans	5.63%	126	—	5.85%	120	(1)
Short-term investments and cash equivalents	0.30%	24	1	0.62%	48	1
Other investments	2.98%	41	1,373	1.32%	23	724

Gross investment income before investment expenses	5.12%	4,032	1,541	5.28%	4,051	(129)
Investment expenses	-0.13%	(71)	—	-0.16%	(77)	—

Total	4.99%	3,961	1,541	5.12%	3,974	(129)

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2009				2010
2008	2007		1Q	2Q	3Q	4Q	1Q	2Q

		Financial Services Businesses:
		Pre-tax adjusted operating income (loss) by division:
(113)	1,884	U.S. Retirement Solutions and Investment Management Division	(105)	627	461	323	496	130
786	908	U.S. Individual Life and Group Insurance Division	133	243	307	210	144	120
1,387	1,741	International Insurance and Investments Division	432	476	507	455	496	478
(395)	(118)	Corporate and other operations	(201)	(171)	(203)	(220)	(205)	(175)

1,665	4,415	Total pre-tax adjusted operating income	259	1,175	1,072	768	931	553
467	1,225	Income taxes, applicable to adjusted operating income	59	309	247	211	247	132

1,198	3,190	Financial Services Businesses after-tax adjusted operating income	200	866	825	557	684	421

		Reconciling items:
(2,484)	(98)	Realized investment gains (losses), net, and related charges and adjustments	(357)	(928)	(377)	(49)	(63)	625
(1,734)	—	Investment gains (losses) on trading account assets supporting insurance liabilities, net	145	686	694	76	252	79
1,163	13	Change in experience-rated contractholder liabilities due to asset value changes	(45)	(347)	(458)	(49)	(320)	(144)
(506)	274	Divested businesses	(32)	(24)	25	2,162	(7)	(7)
654	(354)	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	3	14	(92)	(2,289)	(36)	18

(2,907)	(165)	Total reconciling items, before income taxes	(286)	(599)	(208)	(149)	(174)	571
(977)	(117)	Income taxes, not applicable to adjusted operating income	(72)	(261)	(392)	38	8	176

(1,930)	(48)	Total reconciling items, after income taxes	(214)	(338)	184	(187)	(182)	395

(732)	3,142	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	(14)	528	1,009	370	502	816
(483)	201	Equity in earnings of operating joint ventures, net of taxes and earnings from continuing operations attributable to noncontrolling interests	5	(12)	81	1,483	36	(18)

(1,215)	3,343	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	(9)	516	1,090	1,853	538	798
36	45	Earnings from continuing operations attributable to noncontrolling interests	(11)	17	(50)	10	(26)	27

(1,179)	3,388	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	(20)	533	1,040	1,863	512	825
75	127	Income (loss) from discontinued operations, net of taxes, attributable to Prudential Financial, Inc.	4	22	—	(65)	(2)	—
—	22	Income (loss) from discontinued operations, net of taxes, attributable to noncontrolling interests.	—	—	—	—	—	—

(1,104)	3,537	Net income (loss) of Financial Services Businesses	(16)	555	1,040	1,798	510	825
36	67	Less: Income (loss) attributable to noncontrolling interests	(11)	17	(50)	10	(26)	27

(1,140)	3,470	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(5)	538	1,090	1,788	536	798

5.73%	14.86%	Operating Return on Average Equity (based on adjusted operating income)	4.20%	16.40%	14.44%	9.18%	10.81%	6.54%

		Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
(1,140)	3,470	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	(5)	538	1,090	1,788	536	798
23	192	Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	19	(375)	(8)	77	161	279

(1,117)	3,662	Consolidated net income attributable to Prudential Financial, Inc.	14	163	1,082	1,865	697	1,077

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2009				2010
2008	2007		1Q	2Q	3Q	4Q	1Q	2Q
		Earnings per share of Common Stock (diluted): (1)
2.87	6.91	Financial Services Businesses after-tax adjusted operating income	0.49	2.00	1.78	1.20	1.46	0.91

		Reconciling items:
(5.73)	(0.21)	Realized investment gains (losses), net, and related charges and adjustments	(0.84)	(2.14)	(0.81)	(0.10)	(0.13)	1.32
(4.00)	—	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.34	1.58	1.49	0.16	0.53	0.17
2.68	0.03	Change in experience-rated contractholder liabilities due to asset value changes	(0.11)	(0.80)	(0.99)	(0.10)	(0.68)	(0.30)
(1.17)	0.59	Divested businesses	(0.08)	(0.06)	0.05	4.60	(0.01)	(0.01)
0.01	—	Difference in earnings allocated to participating unvested share-based payment awards	—	0.01	—	(0.03)	—	(0.01)

(8.21)	0.41	Total reconciling items, before income taxes	(0.69)	(1.41)	(0.26)	4.53	(0.29)	1.17
(2.64)	0.08	Income taxes, not applicable to adjusted operating income	(0.20)	(0.61)	(0.83)	1.81	0.01	0.38

(5.57)	0.33	Total reconciling items, after income taxes	(0.49)	(0.80)	0.57	2.72	(0.30)	0.79

(2.70)	7.24	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	—	1.20	2.35	3.92	1.16	1.70
0.17	0.27	Income (loss) from discontinued operations, net of taxes, attributable to Prudential Financial, Inc.	0.01	0.05	—	(0.14)	(0.01)	—

(2.53)	7.51	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	0.01	1.25	2.35	3.78	1.15	1.70

429.7	459.8	Weighted average number of outstanding Common shares (basic)	422.1	432.9	461.2	461.8	463.0	464.3
433.6	466.2	Weighted average number of outstanding Common shares (diluted)	423.2	434.3	464.6	470.3	471.5	473.3

55	53	Direct equity adjustments for earnings per share calculation	11	11	12	9	10	10
—	—	Earnings related to interest, net of tax, on exchangeable surplus notes	—	—	1	4	4	5

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
7	21	Financial Services Businesses after-tax adjusted operating income	2	10	9	7	8	6
7	21	Income from continuing operations (after-tax) of Financial Services Businesses	—	6	12	21	7	10

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the twelve months ended December 31, 2008 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of common stock after direct equity adjustment.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Years ended December 31			2009				2010
2008	2007		1Q	2Q	3Q	4Q	1Q	2Q
		Revenues (1):
11,858	10,794	Premiums	3,261	3,320	3,361	3,352	3,531	3,808
3,123	3,122	Policy charges and fee income	734	766	693	840	860	888
8,410	8,177	Net investment income	2,058	2,049	2,051	2,055	2,075	2,111
2,878	4,044	Asset management fees, commissions and other income	546	660	693	747	770	931

26,269	26,137	Total revenues	6,599	6,795	6,798	6,994	7,236	7,738

		Benefits and Expenses (1):
12,538	10,829	Insurance and annuity benefits	3,464	2,928	3,115	3,202	3,431	4,000
3,399	3,088	Interest credited to policyholders’ account balances	853	820	850	853	846	875
1,134	1,186	Interest expense	247	238	229	241	251	258
(2,302)	(2,248)	Deferral of acquisition costs	(578)	(641)	(782)	(768)	(717)	(746)
1,553	920	Amortization of acquisition costs	441	268	163	394	352	539
8,282	7,947	General and administrative expenses	1,913	2,007	2,151	2,304	2,142	2,259

24,604	21,722	Total benefits and expenses	6,340	5,620	5,726	6,226	6,305	7,185

1,665	4,415	Adjusted operating income before income taxes	259	1,175	1,072	768	931	553

		Reconciling items:
(2,777)	(24)	Realized investment gains (losses), net, and related adjustments	661	(1,356)	(406)	(118)	64	1,257
293	(74)	Related charges	(1,018)	428	29	69	(127)	(632)

(2,484)	(98)	Total realized investment gains (losses), net, and related charges and adjustments	(357)	(928)	(377)	(49)	(63)	625

(1,734)	—	Investment gains on trading account assets supporting insurance liabilities, net	145	686	694	76	252	79
1,163	13	Change in experience-rated contractholder liabilities due to asset value changes	(45)	(347)	(458)	(49)	(320)	(144)
(506)	274	Divested businesses	(32)	(24)	25	2,162	(7)	(7)
654	(354)	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	3	14	(92)	(2,289)	(36)	18

(2,907)	(165)	Total reconciling items, before income taxes	(286)	(599)	(208)	(149)	(174)	571

(1,242)	4,250	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	(27)	576	864	619	757	1,124
(510)	1,108	Income tax expense (benefit)	(13)	48	(145)	249	255	308

(732)	3,142	Income (loss) from continuing operations before equity in earnings of operating joint ventures	(14)	528	1,009	370	502	816

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Years ended December 31			2009				2010
2008	2007		1Q	2Q	3Q	4Q	1Q	2Q
		Revenues (1):
654	399	Premiums	175	261	118	136	146	391
1,287	1,452	Policy charges and fee income	249	269	313	358	398	393
4,449	4,472	Net investment income	1,146	1,114	1,064	1,054	1,045	1,050
2,592	3,164	Asset management fees, commissions and other income	450	531	549	644	678	798

8,982	9,487	Total revenues	2,020	2,175	2,044	2,192	2,267	2,632

		Benefits and Expenses (1):
2,268	1,356	Insurance and annuity benefits	642	257	210	360	335	839
2,712	2,426	Interest credited to policyholders’ account balances	662	622	623	618	608	640
225	333	Interest expense	25	16	14	13	22	23
(689)	(744)	Deferral of acquisition costs	(149)	(217)	(347)	(310)	(269)	(323)
577	308	Amortization of acquisition costs	113	(21)	86	107	85	186
4,002	3,924	General and administrative expenses	832	891	997	1,081	990	1,137

9,095	7,603	Total benefits and expenses	2,125	1,548	1,583	1,869	1,771	2,502

(113)	1,884	Adjusted operating income (loss) before income taxes	(105)	627	461	323	496	130

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INDIVIDUAL ANNUITIES SEGMENT

(in millions)

Years ended December 31			2009				2010
2008	2007		1Q	2Q	3Q	4Q	1Q	2Q
		Revenues (1):
64	70	Premiums	17	16	28	27	37	43
1,107	1,280	Policy charges and fee income	200	220	265	306	345	345
800	580	Net investment income	274	251	236	218	224	216
466	530	Asset management fees, commissions and other income	83	104	124	146	153	164

2,437	2,460	Total revenues	574	591	653	697	759	768

		Benefits and Expenses (1):
947	211	Insurance and annuity benefits	304	(179)	(85)	49	39	298
568	353	Interest credited to policyholders’ account balances	174	138	155	151	157	182
58	59	Interest expense	4	3	2	4	15	15
(597)	(653)	Deferral of acquisition costs	(132)	(197)	(327)	(297)	(253)	(299)
532	270	Amortization of acquisition costs	103	(31)	72	99	75	174
1,819	1,519	General and administrative expenses	365	368	521	494	482	529

3,327	1,759	Total benefits and expenses	818	102	338	500	515	899

(890)	701	Adjusted operating income (loss) before income taxes	(244)	489	315	197	244	(131)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - RETIREMENT SEGMENT

(in millions)

Years ended December 31			2009				2010
2008	2007		1Q	2Q	3Q	4Q	1Q	2Q
		Revenues (1):
590	329	Premiums	158	245	90	109	109	348
180	172	Policy charges and fee income	49	49	48	52	53	48
3,564	3,676	Net investment income	861	831	815	802	797	805
525	531	Asset management fees, commissions and other income	115	117	147	171	170	169

4,859	4,708	Total revenues	1,183	1,242	1,100	1,134	1,129	1,370

		Benefits and Expenses (1):
1,321	1,145	Insurance and annuity benefits	338	436	295	311	296	541
2,144	2,073	Interest credited to policyholders’ account balances	488	484	468	467	451	458
89	212	Interest expense	12	6	6	5	4	4
(78)	(75)	Deferral of acquisition costs	(14)	(15)	(13)	(6)	(10)	(18)
25	18	Amortization of acquisition costs	6	6	9	3	4	5
813	853	General and administrative expenses	213	220	218	222	215	243

4,314	4,226	Total benefits and expenses	1,043	1,137	983	1,002	960	1,233

545	482	Adjusted operating income before income taxes	140	105	117	132	169	137

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

Years ended December 31			2009				2010
2008	2007		1Q	2Q	3Q	4Q	1Q	2Q
		Revenues (1):
(10)	(9)	Premiums	(3)	(8)	2	(2)	(4)	(5)
(31)	(29)	Policy charges and fee income	(7)	(6)	(7)	(19)	(8)	(7)
579	759	Net investment income	30	79	63	69	72	94
(243)	(178)	Asset management fees, commissions and other income	(66)	(60)	(58)	(72)	(83)	(62)

295	543	Total revenues	(46)	5	—	(24)	(23)	20

		Benefits and Expenses (1):
195	39	Insurance and annuity benefits	45	(16)	7	7	3	38
(192)	(126)	Interest credited to policyholders’ account balances	(47)	(31)	(22)	(21)	(22)	(19)
686	661	Interest expense	170	174	172	186	193	198
46	51	Deferral of acquisition costs	5	11	10	13	9	13
(49)	(47)	Amortization of acquisition costs	(10)	1	—	(16)	(8)	(16)
4	83	General and administrative expenses	(8)	37	36	27	7	(19)

690	661	Total benefits and expenses	155	176	203	196	182	195

(395)	(118)	Adjusted operating loss before income taxes	(201)	(171)	(203)	(220)	(205)	(175)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

RECLASSIFIED SUPPLEMENTAL INFORMATION - INDIVIDUAL ANNUITIES

(dollar amounts in millions, unless otherwise noted)

Year Ended December 31			2009				2010
2008	2007		1Q	2Q	3Q	4Q	1Q	2Q

		Adjusted operating income:
(1,077)	722	As originally reported	17	432	166	88	260	286

		Reclassification for product guarantees accounted for as embedded derivatives, related hedging activities, and capital hedge program:

(2,932)	(140)	Decrease (increase) in fair value of embedded derivative liabilities	183	1,697	72	987	230	(2,083)
2,494	183	Change in fair value of hedge positions	(84)	(1,511)	(166)	(954)	(114)	2,031

(438)	43	Subtotal	99	186	(94)	33	116	(52)
—	—	Decrease (increase) in the embedded derivative liabilities resulting from the impact of the market-perceived risk of our own non-performance	1,219	(660)	5	(252)	52	1,012

(438)	43	Net benefit (charge) from mark-to-market of embedded derivatives and related hedge positions	1,318	(474)	(89)	(219)	168	960
251	(22)	Related benefit / (charge) to amortization of DAC and other costs	(1,057)	419	80	148	(98)	(598)

(187)	21	Net impact - living benefit guarantees and hedging activities	261	(55)	(9)	(71)	70	362
—	—	Impact of capital hedge program	—	(2)	(140)	(38)	(54)	55

(187)	21	Total reclassification from adjusted operating income to realized investment gains / losses, net, and related charges and adjustments	261	(57)	(149)	(109)	16	417

(890)	701	As currently reported	(244)	489	315	197	244	(131)

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

RECLASSIFIED DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES

(in millions)

Year-to-date			2009				2010
2008	2007		1Q	2Q	3Q	4Q	1Q	2Q

		DEFERRED POLICY ACQUISITION COSTS
		INDIVIDUAL ANNUITIES:
1,976	1,613	Beginning balance	2,329	1,580	1,943	2,111	2,449	2,532
597	653	Capitalization	132	197	327	297	253	299
(532)	(270)	Amortization - operating results	(103)	31	(72)	(99)	(75)	(174)
163	(8)	Amortization - realized investment gains and losses	(757)	335	71	112	(61)	(428)
125	1	Impact of unrealized losses on AFS securities	(21)	(200)	(158)	28	(34)	(79)
—	(13)	Other (1)	—	—	—	—	—	—

2,329	1,976	Ending balance	1,580	1,943	2,111	2,449	2,532	2,150

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
798	563	Beginning balance	1,023	807	983	1,016	1,117	1,137
334	325	Capitalization	66	82	130	113	110	110
(152)	(79)	Amortization - operating results	(48)	(11)	(34)	(44)	(57)	(81)
43	(6)	Amortization - realized investment gains and losses	(234)	105	29	40	(33)	(179)
—	—	Impact of unrealized losses on AFS securities	—	—	(92)	(8)	—	(32)
—	(5)	Other (1)	—	—	—	—	—	—

1,023	798	Ending balance	807	983	1,016	1,117	1,137	955

(1)	Reflects the impact of adoption of guidance on accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, on January 1, 2007.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

INDIVIDUAL ANNUITIES - LINE ITEM IMPACT OF THIRD QUARTER 2009 AND 2010 ACTUARIAL UPDATES

(in millions)

	Insurance and Annuity Benefits		Interest Credited to Policyholders’ Account Balances		Amortization of Deferred Policy Acquisition Costs		General and Administrative Expenses		Pre-Tax Adjusted Operating Income
	Third Quarter 2009	Third Quarter 2010	Third Quarter 2009	Third Quarter 2010	Third Quarter 2009	Third Quarter 2010	Third Quarter 2009	Third Quarter 2010	Third Quarter 2009	Third Quarter 2010
Actuarial Item:

Annual review of assumptions including: actual and expected fund performance, persistency, investment margins, costs associated with guaranteed benefits, and other elements of gross profits.	(157)	(139)	(1)	(59)	(44)	(164)	(5)	(6)	207	368

Reported amount	(85)	(49)	155	98	72	(64)	521	526

Amount excluding impact of items indicated above	72	90	156	157	116	100	526	532

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

INDIVIDUAL LIFE - LINE ITEM IMPACT OF THIRD QUARTER 2009 AND 20010 ACTUARIAL UPDATES

(in millions)

	Policy Charges and Fee Income (1)		Insurance and Annuity Benefits (2)		Amortization of Deferred Policy Acquisition Costs		Pre-Tax Adjusted Operating Income
	Third Quarter 2009	Third Quarter 2010	Third Quarter 2009	Third Quarter 2010	Third Quarter 2009	Third Quarter 2010	Third Quarter 2009	Third Quarter 2010
Actuarial Item:

Annual review of assumptions for mortality, persistency, premium payment pattern, and other elements of expected gross profits, and guaranteed minimum death benefits	(70)	(101)	10	(27)	(135)	(126)	55	52

Reported amount	181	166	269	265	(102)	(67)

Amount excluding impact of items indicated above	251	267	259	292	33	59

(1)	Includes unearned revenue reserve, subject to amortization based on gross profits.
(2)	Includes terminal dividend reserve, accumulated over estimated contract period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged, as well as gains and losses on certain investments that are classified as other trading account assets and debt that is carried at fair value.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations including our discontinued commercial mortgage conduit related activities.

10. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

KEY DEFINITIONS AND FORMULAS

11. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

14. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 12.23% for the nine months ended September 30, 2010, 12.33% for the nine months ended September 30, 2009, 15.52% for the three months ended September 30, 2010, 11.98% for the three months ended June 30, 2010, 8.79% for the three months ended March 31, 2010, 31.43% for the three months ended December 31, 2009 and 21.03% for the three months ended September 30, 2009.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For the purposes of this ratio, we measure “debt” as the sum of senior debt supporting capital needs and 75% of Junior Subordinated Notes supporting capital needs, (effective June 30, 2010; for periods prior to June 30, 2010, 25% of Junior Subordinated Notes are considered debt) and, for all periods, we measure “total capitalization” as the sum of senior debt supporting capital needs, 100% of Junior Subordinated Notes supporting capital needs, and attributed equity of the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2010

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of November 3, 2010

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A2	A+
PRUCO Life Insurance Company	A+	AA-	A2	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A2	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A2	NR

CREDIT RATINGS:
as of November 3, 2010

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt (1)	a-	A	Baa2	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa3	BBB-

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	Baa1	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-2	F1
Long-Term Senior Debt	a+	AA-	A3	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A2	A+

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices: Prudential Financial, Inc. 751 Broad Street Newark, New Jersey 07102	Investor Information Hotline: Dial 877-998-ROCK for additional printed information or inquiries. Web Site: www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.